Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 27, 2008, is by and among HOLLIDAY FENOGLIO FOWLER, L.P., a Texas limited partnership (the “Company” or the “Borrower”), the Lenders from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).
RECITALS:
          A. The Company, the Lenders signatory thereto and the Administrative Agent, are parties to an Amended and Restated Credit Agreement, dated as of February 5, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of October ___, 2007, pursuant to which the Lenders agreed to provide certain financial accommodations to the Borrower on the terms set forth therein (the “Credit Agreement”, and as amended by, and together with, this Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, the “Amended Agreement”).
          B. The parties hereto agree to amend the Credit Agreement as set forth below.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
     SECTION 1.01. Amendments to Section 1.01.
     (a) The definition of “Consolidated Fixed Charge Coverage Ratio” is hereby amended by deleting in its entirety the phrase “(b) Consolidated Fixed Charges” and replacing it with the phrase “(b) Consolidated Fixed Charges, less Quarterly Tax Distributions, plus Consolidated Compliance Tax Distributions”.
     (b) The following definitions are hereby added in alphabetical order:
     “Consolidated Compliance Tax Distributions” means, for each applicable fiscal quarter, the following: (i) as of the end of the first fiscal quarter of any calendar year, the aggregate amount of Quarterly Tax Distributions made during such calendar year as of the end of such fiscal quarter, plus (A) the sum of Quarterly Tax Distributions made during the prior calendar year, (B) divided by four, and (C) multiplied by three; (ii) as of the end of the second fiscal quarter of any calendar year, the aggregate amount of Quarterly Tax Distributions made during such calendar year as of the end of such fiscal quarter, plus (A) the sum of Quarterly Tax Distributions made during the prior calendar year, (B) divided by four, and (C) multiplied by two, (iii) as of the end of the third fiscal quarter of any calendar year, the aggregate amount of Quarterly Tax Distributions made during such calendar year as of the end of such fiscal quarter, plus (A) the sum of Quarterly Tax Distributions made during the prior calendar year, (B) divided by four, and (C) multiplied by one, and (iv) as of the end of the fourth fiscal quarter of any calendar year, the aggregate amount of Quarterly Tax Distributions made during such calendar year as of the end of such fiscal quarter.
     SECTION 1.02. Amendment to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:
     (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year thereafter of HFF and the Operating Companies, (i) a consolidated and consolidating balance sheet of HFF as at the end of such fiscal year, and the respective related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year and (ii) a consolidated balance sheet for each of the Borrower and HFF Securities as at the end of such fiscal year and the respective related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, (the balance sheet and related statement of Borrower as described in this clause (ii) shall be set forth in comparative form to Borrower’s figures for previous fiscal year), all in reasonable detail and prepared in accordance with GAAP, such consolidated balance sheets and statements to be audited and accompanied by a report and opinion of either Ernst & Young and/or Sisterson & Co. LLP, or an independent certified public accounting firm of nationally recognized standing or an independent certified public accounting firm of regional recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
     SECTION 1.03. Amendment to Section 6.01(b). Section 6.01(b) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:
     (b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of HFF and the Operating Companies, (i) a consolidated and consolidating balance sheet of HFF as at the end of such fiscal quarter, and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of such fiscal year then ended and (ii) a consolidated balance sheet of the Borrower and HFF Securities as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of such fiscal year then ended (the balance sheet and related consolidated statements of Borrower described in this clause (ii) shall be set forth in comparative form to Borrower’s figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year), all in reasonable detail, such consolidated balance sheets and statements to be certified by a Responsible Officer of HFF, the Borrower or HFF Securities, as applicable, as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of HFF, the Borrower or HFF Securities on a consolidated basis in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
     SECTION 1.04. Amendment to Section 6.01(c). Section 6.01(c) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:
     (c) as soon as available, but in any event at least fifteen (15) days before the end of each fiscal year of the Borrower, the Loan Parties’ preliminary annual business plan and budgets, including projected balance sheet, income statement, cash flow statement and financial covenant calculations for the next year prepared on a fiscal quarter basis; provided, however, that the finalized projected financial information shall be delivered promptly upon completion.
     SECTION 1.05. Representations and Warranties.
     The Company hereby represents and warrants to each Lender and the Administrative Agent, on the Amendment Effective Date (as hereinafter defined in Section 1.05 of this Amendment), as follows:
          (a) The representations and warranties set forth in Article V of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except (i) to the extent such representations and warranties expressly relate solely to an earlier date and (ii) that for purposes hereof, the representations and warranties contained in subsection (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Credit Agreement Sections 6.01(a) and (b), respectively.
          (b) Each of the Company and the other Loan Parties is in compliance with all terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.
          (c) The execution, delivery and performance by the Company and the other Loan Parties of this Amendment have been duly authorized by the Company and the other Loan Parties.
          (d) This Amendment constitutes the legal, valid and binding obligation of the Company and the other Loan Parties, enforceable against the Company and the other Loan Parties in accordance with its terms.
          (e) The execution, delivery and performance by the Company and the other Loan Parties of this Amendment do not and will not (i) contravene the terms of any such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under or require any payment to be made under (A) any Contractual Obligation to which such Person or such Person’s Affiliate is a party or affecting such Person or the properties of such Person or any of its subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
     SECTION 1.06. Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Amendment Effective Date”):
          (a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Company, each Subsidiary Guarantor, the Administrative Agent and the Lenders.
          (b) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of such Loan Party in connection with this Amendment;
          (c) The Administrative Agent and the Lenders shall be satisfied that the representations and warranties set forth in Section 1.05 of this Amendment are (unless otherwise expressly provided in Section 1.05) true and correct on and as of the Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.
          (d) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Administrative Agent or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Company or any other Loan Party of its obligations under the Credit Agreement or the other Loan Documents.
          (e) The Administrative Agent shall have received such other documents, instruments, opinions and certificates relating to this Amendment as it shall reasonably request and such other documents, instruments, opinions and certificates that shall be reasonably satisfactory in form and substance to the Administrative Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Administrative Agent and the Lenders.
     SECTION 1.07. Subsidiary Guarantor’s Reaffirmation. By its acknowledgement below, each Subsidiary Guarantor hereby (i) consents to the terms of this Amendment, (ii) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty Agreement and (iii) acknowledges and agrees that the Guaranty Agreement is and shall remain in full force and effect in accordance with the terms thereof.
     SECTION 1.08. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Administrative Agent.

     SECTION 1.09. Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
     SECTION 1.10. Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
     SECTION 1.11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 1.12. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
     SECTION 1.13. Severability. In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     SECTION 1.14. Integration. This Amendment represents the agreement of the Company, each other Loan Party, the Administrative Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     SECTION 1.15. Confirmation. Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.
     SECTION 1.16. Loan Documents. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default other than as specifically set forth herein, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms

“Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

HOLLIDAY FENOGLIO FOWLER, L.P., a Texas limited partnership

By:	Holliday GP Corp., a Delaware corporation, its general partner

By:

John H. Pelusi, Jr., President
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BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By:

Name:

Title:

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ACKNOWLEDGED AND AGREED by the undersigned Subsidiary Guarantors:

HFF PARTNERSHIP HOLDINGS LLC, a Delaware limited liability company

By:

John H. Pelusi, Jr., Manager

HOLLIDAY GP CORP., a Delaware corporation

By:

John H. Pelusi, Jr., President

HFF LP ACQUISITION LLC, a Delaware limited liability company

By:	HFF Holdings LLC, its sole member

By:

John H. Pelusi, Jr., Managing Member
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